Exhibit 20.1

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2003-1, 2003-2 and 2003-3
Monthly Servicing Report

Collection Period 8
Settlement Period Begin Date 5/1/2004
Settlement Period End Date 5/31/2004
Distribution Date 6/15/2004

Portfolio Information	End Of Period	Beginning Of Period

1. Balances
Pool Balance	1,969,465,168.92	1,891,671,200.59
Adjusted Pool Balance	1,939,923,191.39	1,863,296,132.58
Required Pool Balance	1,939,226,939.42	1,862,279,225.15

Trust Available Subordinated Amount	190,607,259.42	177,859,545.15
Required Subordinated Amount	190,607,259.42	177,859,545.15
Incremental Subordinated Amount	10,661,505.82	5,707,791.55
Transferor Amount	266,828,145.22	260,953,716.44

2. Portfolio Composition
Top 3 dealers
0-90 days past due (0 = current)	112,563,909.48	108,624,001.89
91+ day past due receivable balance	0.00	10,116.66
Total	112,563,909.48	108,634,118.55
Rest of the dealers
0-90 days past due (0 = current)	81,660,300.88	82,953,323.29
91+ day past due receivable balance	4.00	19,019.23
Total	81,660,304.88	82,972,342.52
Used Equipment
0-90 days past due (0 = current)	258,794,412.93	261,115,975.71
91+ day past due receivable balance	1,574,479.33	1,104,779.29
Total	260,368,892.26	262,220,755.00
Rental Equipment
0-90 days past due (0 = current)	101,656,337.09	95,016,795.61
91+ day past due receivable balance	331,465.18	273,650.49
Total	101,987,802.27	95,290,446.10

3. Overconcentrations
Dealer Overconcentration Amount due to 2.25% limit on top 3 dealers	9,144,498.32	4,581,345.20
Dealer Overconcentration Amount due to 2.00% limit on the rest of the dealers	0.00	0.00
Used Equipment Overconcentration Amount (40% limit)	0.00	0.00
Rental Overconcentration Amount due to 12% limit on rental receivables	0.00	0.00

4. Ineligible Receivables
Ineligible Receivables (excluding Overconcentration amounts)	0.00	0.00
Aggregate Amount of Ineligible Receivables re-assigned to the transferor	0.00	0.00

Current Month Activity

1. Trust Principal Receivables
Aggregate Principal Collections	437,548,859.66
New Principal Receivables	555,341,912.98
Receivables Added for Additional Accounts	1,128,038.82
Net Loss	0.00
Monthly Dilution Amount	38,871,046.17
Principal Recoveries	0.00

2. Principal Collections
Aggregate Principal Collections	437,548,859.66
Reallocated Yield Amount	6,563,232.89
Series Allocable Principal Collections	430,985,626.77
Principal Allocation Percentage of Series Allocable Principal Collections	94.03%

3. Non-principal Collections
Interest Collections	8,194,465.65
Reallocated Yield Amount	6,563,232.89
Series Allocable Interest Collections	14,757,698.54
Floating Allocation Percentage of Series Allocable Interest Collections	94.03%

4. Investment Proceeds
Collection Account Investment Earnings	207.95
Reserve Account Investment Earnings	12,242.64
Principal Funding Account Investment Earnings	0.00
Interest Funding Account Investment Earnings	2,578.08
Excess Funding Account Investment Earnings	0.00
Aggregate Investment Proceeds	15,028.67

5. Miscellaneous Payments to the issuer
Adjustment Payment	0.00
Transferor Deposit Amount	0.00

Portfolio Performance

1. Portfolio Aging
Current	1,945,018,167.34
1-30 days past due	5,880,824.49
31-60 days past due	10,100,769.08
61-90 days past due	3,393,802.44
91-120 days past due	890,880.59
120+ days past due	4,180,724.98
Total	1,969,465,168.92

2. Sold Out of Trust
0-90 days past due (0 = current)	266,804.09
91+ day past due receivable balance	100,708.50
Total	367,512.59

Early Amortization Events

1. Failure by the Servicer to :
a. Make a payment or deposit required by the TSA(1).	N
b. To deliver a Payment Date Statement on the date required under the TSA(1)	N
c. To comply with its agreement not to create a lien on a receivable.	N
d. To observe other agreements in the TSA(1)	N
2. Material breach of certain representations, warranties or covenants not cured within 60 days.	N
3. Occurrence of an Insolvency Event relating to CNH Global N.V., Case, LLC or New Holland North America, Inc.	N
4. Failure to convey Receivables in Additional Accounts with 5 business days.	N

5. Available Subordinated Amount less than Required Subordination amount provided that reductions in Available Subordinated Amount used to pay interest due to LIBOR being equal to or greater than PRIME for 30 consecutive days.

N
6. Servicer Default.	N
7. Issuer becomes an ‘Investment Company’.	N
8. Events of Default under the indenture
a. Issuer’s failure to pay interest on any note for 35 days.	N
b. Issuer’s failure to pay the stated principal amount by its legal final maturity date.	N
c. Issuer becomes bankrupt.	N

Is the Trust Available Subordination Amount less than the Transferor Amount?	N
Is the Adjusted Pool Balance less than the Required Pool Balance?	N
Is the balance in the Excess Funding Account greater than 30% of Adjusted Pool Balance in the last 3 consecutive collection periods?	N
Is the 3 month average of the Monthly Payment Rate less than 14%?	N

Early Amortization Event Triggered	N

Reconciliation

1. Reconciliation Of Collection Account
Transfers Into Collection Account
Principal Collections	437,548,859.66
Interest Collections	8,194,465.65
Principal Recoveries	0.00
Reserve Account Draw	0.00
Reserve Account deposits due to VFN Draws	600,000.00
Excess Funding Account Draw	0.00
Principal Funding Account Draw	0.00
Investment Proceeds	15,028.67
Available Subordinated Amount Draws	0.00
Adjustment Payment	0.00
Transferor Deposit Amount	0.00
Total Transfers into Collection Account	446,358,353.98
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	1,877,652.22
Principal Paid	0.00
Commitment Fees Paid	34,034.72
Claims for Application Paid	0.00
Reserve Account Deposit Amount	600,000.00
Excess Funding Account Deposit	0.00
Principal Funding Account Deposit	0.00
Servicing Fees	1,311,853.33
To CNH	442,534,813.71
Total Transfers from Collection Account	446,358,353.98
Difference	0.00

2. Reconciliation of Excess Funding Account
Beginning Balance of Excess Funding Account	0.00
Transfers Into Excess Funding Account
Additions in connection with a reduction in Receivables	0.00
Additions in connection with a reduction in Available Subordination Amount	0.00
Excess Funding Account Investment Income	0.00
Total Transfers into Excess Funding Account	0.00
Distributions From Excess Funding Account
Transfer of Investment Income to Collection Account	0.00
Transfers to Principal Funding Account	0.00
Transfers to Residual Holder	0.00
Total Transfers from Excess Funding Account	0.00
Ending Balance	0.00

(1)          Transfer and Servicing Agreement

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2003-1
Monthly Servicer Report

Collection Period 8
Settlement Period Begin Date 5/1/2004
Settlement Period End Date 5/31/2004
Distribution Date 6/15/2004

Period	Revolving Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	485,787,000.00	485,787,000.00	1.30000%	508,726.94	0.00
B	35,825,000.00	35,825,000.00	1.85000%	53,389.20	0.00

Allocation Percentages
Floating Allocation Percentage	30.84%
Principal Allocation Percentage	30.84%

Required Payments
Series 2003-1 Monthly Interest & Interest Shortfall	562,116.14
Monthly Servicing Fee	434,676.67
Controlled Accumulation Amount	0.00
Total Required Payments	996,792.81

Series 2003-1 Share of Available Funds
Interest Collections	4,551,138.64
Principal Collections	132,910,134.71
Reserve Account Investment Proceeds	4,125.50
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	1,080.01
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	137,466,478.86

Current Period Payments
Series 2003-1Monthly Interest and Past Interest Shortfall	562,116.14
Servicing Fee	434,676.67
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-1 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Interest Collections made available to other series	3,559,551.34
Excess Principal Collections made available to other series	132,910,134.71
Total Payments	137,466,478.86

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	521,612,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	521,612,000.00

Chargeoffs & Dilutions
Series share of Charge-off and Monthly Dilution amount	0.00
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Controlled Deposit Amount	0.00
Total Transfers and Beginning Balance
Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	4,125.50
Total Transfers into Reserve Fund	4,125.50
Total Transfers and Beginning Balance
Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	4,125.50
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	4,125.50
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-1
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	137,466,478.86
Investor Default Amount (included in transfer of daily noteholder collections)	0.00
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	137,466,478.86
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	562,116.14
Chargeoff reimbursements	0.00
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	136,469,686.05
Total Transfers from Collection Account	137,466,478.86
Difference	0.00

CNH Wholesale Master Note Trust
Wholesale Asset Backed Notes, Series 2003-2
Monthly Servicer Report

Collection Period 8
Settlement Period Begin Date 5/1/2004
Settlement Period End Date 5/31/2004
Distribution Date 6/15/2004

Period	Revolving Period

	Orig. Balance	Current Balance	Coupon	Interest Paid	Principal Paid
A	485,787,000.00	485,787,000.00	1.40000%	547,859.78	0.00
B	35,825,000.00	35,825,000.00	2.10000%	60,603.96	0.00

Allocation Percentages
Floating Allocation Percentage	30.84%
Principal Allocation Percentage	30.84%

Required Payments
Series 2003-2 Monthly Interest & Interest Shortfall	608,463.74
Monthly Servicing Fee	434,676.67
Controlled Accumulation Amount	0.00
Total Required Payments	1,043,140.41

Series 2003-2 Share of Available Funds
Interest Collections	4,551,138.64
Principal Collections	132,910,134.71
Reserve Account Investment Proceeds	4,125.20
Principal Funding Account Investment Proceeds	0.00
Interest Funding Account Investment Proceeds	1,080.00
Reserve Account Draw Amount	0.00
Subordinated Draw Amount	0.00
Draws from the Series Share of the Excess Funding Account	0.00
Excess Interest Collections from Other Series	0.00
Excess principal Collections from Other Series	0.00
Draws from Principal Funding Account	0.00
Total Available Funds	137,466,478.55

Current Period Payments
Series 2003-2Monthly Interest and Past Interest Shortfall	608,463.74
Servicing Fee	434,676.67
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Controlled Deposit Amount	0.00
Principal Paid	0.00
Reserve Account Deposit Amount	0.00
Reinstate reductions in Series 2003-2 Available Subordinated Amount	0.00
Reinstate reductions in Collateral Amount	0.00
Excess Interest Collections made available to other series	3,513,203.43
Excess Principal Collections made available to other series	132,910,134.71
Total Payments	137,466,478.55

Current Period Interest Shortfall
Series 2003-1Monthly Interest Shortfall	0.00
Servicing Fee Shortfall	0.00
Controlled Deposit Amount Shortfall	0.00

Collateral Amount
Beginning Collateral Amount	521,612,000.00
Reductions to Collateral Amount	0.00
Reinstatements due to previous reductions	0.00
Ending Collateral Amount	521,612,000.00

Chargeoffs & Dilutions
Series share of Charge-off andi Monthly Dilution amount	0.00
Reimbursement of Chargeoffs & Monthly Dilution	0.00
Reduction to the Collateral Amount due to Chargeoffs	0.00

Reconciliation of Principal Funding Account
Beginning Balance of Principal Funding Account	0.00
Transfers Into Principal Funding Account
Transfer from Excess Funding Account (Deposits)	0.00
Transferred from Noteholder Principal Collections	0.00
Principal Funding Account Investment Income	0.00
Controlled Deposit Amount	0.00
Total Transfers and Beginning Balance
Distributions From Principal Funding Account
Transfer of Investment Income to Collection Account	0.00
Principal payment to Noteholders	0.00
Total Transfers from Principal Funding Account	0.00
Ending Balance	0.00

Reconciliation of Reserve Fund
Beginning Balance of Reserve Fund	5,216,120.00
Transfers Into Reserve Fund
Transfer from Excess Interest Collections	0.00
Transferred from Noteholder Principal Collections	0.00
Reserve Fund Investment Income	4,125.20
Total Transfers into Reserve Fund	4,125.20
Total Transfers and Beginning Balance
Distributions From Reserve Fund
Transfer of Investment Income to Collection Account	4,125.20
Non-principal payment to Noteholders	0.00
Total Transfers from Reserve Fund	4,125.20
Ending Balance	5,216,120.00

Reconciliation Of Collection Account for Series 2003-2
Transfers Into Collection Account
Transfer of Daily Noteholder Collections plus investment proceeds	137,466,478.55
Investor Default Amount (included in transfer of daily noteholder collections)	0.00
Reserve Account Draw	0.00
Excess Funding Account Draw	0.00
Principal Funding account Draw	0.00
Available Subordinated Amount Draws	0.00
Excess Principal Collections from other Series	0.00
Excess Interest Collections from other Series	0.00
Total Transfers into Collection Account	137,466,478.55
Transfers From Collection Account
Required Interest Payment Distribution to Noteholder	608,463.74
Chargeoff reimbursements	0.00
Reserve Account Deposit Amount	0.00
Principal Funding Account Deposit	0.00
Principal Paid to Noteholders	0.00
Servicing Fees	434,676.67
Reduction to the Collateral Amount	0.00
Total Excess Collections made available to other Series	136,423,338.14
Total Transfers from Collection Account	137,466,478.55
Difference	0.00